UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Ferguson Enterprises Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V78774-P35989 FERGUSON ENTERPRISES INC. 751 LAKEFRONT COMMONS NEWPORT NEWS, VA 23606 FERGUSON ENTERPRISES INC. 2025 Annual Meeting Vote by December 2, 2025 11:59 p.m. Eastern Time You invested in FERGUSON ENTERPRISES INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2025 Annual Meeting to be held on December 3, 2025. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and 2025 Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to November 19, 2025 (or prior to November 12, 2025 for U.K. stockholders). If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 (International charges apply if outside U.S. and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For those stockholders based in the U.K., you may use the above method, or you may contact our U.K. office at Corporate Secretariat, c/o Ferguson Group Services Limited,1020 Eskdale Road, Winnersh Triangle, Wokingham, RG41 5TS or call +44-118-927-3810 or email corporate.secretary@ferguson.com. Vote in Person at the Annual Meeting* December 3, 2025 4:00 p.m. Eastern Time *Please check the Notice of Annual Meeting and Proxy Statement for the requirements for meeting attendance. If you need directions to attend the 2025 Annual Meeting, please call 1-757-874-7795. At the meeting, you will need to request a ballot to vote these shares. Newport News Marriott at City Center 740 Town Center Drive Newport News, VA 23606 United States

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials. Our proxy materials, which contain important information, are available on the internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

	Voting Items	Board Recommends
1.	To elect each of the 11 Director nominees named in the Proxy Statement to hold office until the Company's next annual meeting of stockholders and until such Director's successor shall have been elected and qualified.	
	Nominees:	
1a.	Rekha Agrawal	For
1b.	Kelly Baker	For
1c.	Rick Beckwitt	For
1d.	Bill Brundage	For
1e.	Geoff Drabble	For
1f.	Cathy Halligan	For
1g.	Brian May	For
1h.	James S. Metcalf	For
1i.	Kevin Murphy	For
1j.	Alan Murray	For
1k.	Suzanne Wood	For
2.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the transition period from August 1, 2025 to December 31, 2025.	For
3.	To approve, on an advisory basis, the fiscal 2025 compensation of the Company's Named Executive Officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V78775-P35989